EXHIBIT 10.2

THIRD AMENDMENT TO SERVICES AGREEMENT

BETWEEN

NST CONSULTING, LLC

AND

ACLARIS THERAPEUTICS, INC.

This Third Amendment to the Services Agreement (“Third Amendment”) made and entered into this 24th day of November 2015 and effective as of October  1, 2015 (“Effective Date”), by and between NST CONSULTING, LLC (“NST’) and ACLARIS THERAPEUTICS, INC. (“Aclaris”).

WHEREAS, NST provides certain management services to Aclaris pursuant to that certain Services Agreement dated February 5, 2014 (“Services Agreement”), as amended by the First Amendment dated December 19, 2014 and the Second Amendment dated August 11, 2015, the services being more specifically described therein; and

WHEREAS, NST and Aclaris wish to further amend the Services Agreement as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, NST and Aclaris agree that the Services Agreement shall be and the same is hereby amended as follows:

1.   Incorporation of Recitals.  The recitals set forth above, the Services Agreement referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Third Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Services Agreement.

       2.    Exhibit A. Exhibit A is deleted in its entirety and replaced with the new Exhibit A attached hereto.

         4.  Binding Effect.  Except as expressly amended hereby, the Services Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, NST and Aclaris have duly executed this Third Amendment on the date first above written.

NST CONSULTING, LLC                                         ACLARIS THERAPEUTICS, INC.

By: ___/s/ Douglas Gessl_____________                    By: ___/s/ Neal Walker____________

Name: _Douglas Gessl_______________                   Name: _Neal Walker______________

Title:  _CFO________________________                  Title: __President and CEO________

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A – 3rd AMENDMENT

(effective October 1, 2015)

FEES AND DESCRIPTION OF PERSONNEL AND SERVICES PROVIDED BY NST TO ACLARIS

•	Executive Personnel Compensation paid by Aclaris to NST:

NST will provide the services of Kelly Copeland (33.33% time allocation) and Evan Dick (50% time allocation).  The new total monthly cost for these services will be $[***] (includes benefits charge, excludes bonuses).  Effective October 1, 2015, Steve Tullman will be paid directly by Aclaris.

•	Administrative Support Staff:

$[***]/month (includes benefits charge, excludes bonuses and Gina Reed)

•	Total Overhead Charge:

Increased $[***]/month to $[***]/month which covers utilities, general insurance, office supplies, computer server,  furniture, etc. , but not mobile phone or laptop/desktop computers.

•	Monthly Amounts Due from Aclaris to NST:

      Executive Personnel:$[***]

      Administrative Support Staff:$[***]

      Overhead Charge:$[***]

      Total Due from Aclaris to NST for Services Provided:$40,545.00

•	Executive Personnel Compensation paid by NST to Aclaris:
(1)

Reimbursement for Christopher Powala (30% time allocation), Stuart Shanler (25% time allocation), Frank Ruffo (30% time allocation) and Kamil Ali-Jackson (35% time allocation) including a ~25% benefits =$34,780.

(2)	Bonuses are a pass-through via Alexar Therapeutics, Inc.

•	Monthly Amounts Due from NST to Aclaris:

      Executive Personnel:$34,780.00

      Admin Support:$ 3,020.00 (incl. ~25% benefits charge, excludes pass through bonus)

     Total Due from NST to Aclaris for Certain Personnel Reimbursement Expenses:$37,800.00

•	Net Monthly Amounts Due to Aclaris from NST (excluding rent):

Monthly Due from Aclaris to NST:  $2,745.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.